UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THESECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
July 29, 2004 (July 28, 2004)

Commission File Number: 1-9982

BAYOU STEEL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	72-1125783 (I.R.S. Employer Identification No.)

138 Highway 3217 P.O. Box 5000 LaPlace, Louisiana (Address of Principal Executive Offices)	70069 (Zip Code)

Registrant’s telephone number, including area code: (985) 652-4900

NOT APPLICABLE (Former name or former address, if changed since last report

Item 2. Other Events

        On July 28, 2004, Bayou Steel Corporation issued the press release attached to this 8-K. The attached release contains various “forward-looking” statements which represent the Company’s expectation or belief concerning future events. The Company cautions that a number of important factors could, individually or in the aggregate, cause actual results to differ materially from those included in the forward-looking statements. Any forward looking statements contained in this document speak only as of the date hereof, and the Company disclaims any intent or obligation to update such forward looking statements.

        Bayou Steel Corporation manufacturers light structural and merchant bar products in LaPlace, Louisiana and Harriman, Tennessee. The Company also operates three stocking locations along the inland waterway system near Pittsburgh, Chicago, and Tulsa.

Item 7. Exhibits

(c)	Exhibits

News Release dated July 28, 2004.

Page 2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAYOU STEEL CORPORATION (Registrant) By /s/ Richard J. Gonzalez ————————————————— Richard J. Gonzalez, Vice President, Chief Financial Officer, Treasurer and Secretary

Date: July 29, 2004 Page 3

INDEX TO EXHIBITS

Exhibit 99.1	News Release dated July 28, 2004	Page Number 5

Page 4